UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2013

ALLIED NEVADA GOLD CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-33119	20-5597115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9790 Gateway Drive, Suite 200 Reno, Nevada		89521
(Address of principal executive offices)		(Zip Code)

(775) 358-4455

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On May 2, 2013, Allied Nevada Gold Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the Dundee Securities Ltd. (the “Lead Underwriter”) and Cormark Securities Inc. (collectively, the “Underwriters”). Pursuant to the Underwriting Agreement, the Company has agreed to sell an aggregate of 14,000,000 shares of the Company’s common stock, $0.001 par value (the “Common Stock”) to the Underwriters at a price of $10.75 per share. The Company has also granted the Underwriters a 30-day option to purchase an additional 2,100,000 shares of Common Stock at a price of $10.75 per share to cover over-allotments. Pursuant to the terms of the Underwriting Agreement, the Company has agreed to pay the Underwriters a commission of 5.0% ($0.5375 per share) in consideration of the Underwriters’ services in connection with the offering, and the Company has agreed to reimburse the Underwriters for legal and other expenses.

The Common Stock to be sold pursuant to the Underwriting Agreement was registered pursuant to an effective automatic shelf Registration Statement on Form S-3 (Registration No. 333-188295) that the Company filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended. In connection with the offering, the Company filed with the U.S. Securities and Exchange Commission a preliminary prospectus supplement dated May 2, 2013, related to the offering described above.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities arising out of or in connection with the sale of the Common Stock and customary contribution provisions in respect of those liabilities. The closing of the offering of the common stock is expected to occur May 17, 2013.

The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Certain Relationships

The Lead Underwriter is a subsidiary company of Dundee Corporation, of which Mr. Murray Sinclair, a director of the Company, is also a director.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

1.2	Underwriting Agreement, dated as of May 2, 2013, among Allied Nevada Gold Corp., Dundee Securities Ltd. and Cormark Securities Inc.

5.2	Opinion of Neal, Gerber & Eisenberg LLP regarding the Common Stock*

23.3	Consent of Neal, Gerber & Eisenberg LLP (included in Exhibit 5.1)*

*Incorporated by reference into Registration Statement on Form S-3 (Registration No. 333-188295).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 3, 2013	Allied Nevada Gold Corp.

	By:	/s/ Stephen M. Jones
Stephen M. Jones
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

1.2	Underwriting Agreement, dated as of May 2, 2013, among Allied Nevada Gold Corp., Dundee Securities Ltd. and Cormark Securities Inc.

5.2	Opinion of Neal, Gerber & Eisenberg LLP regarding the Common Stock*

23.3	Consent of Neal, Gerber & Eisenberg LLP (included in Exhibit 5.1)*

*Incorporated by reference into Registration Statement on Form S-3 (Registration No. 333-188295).